UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 18, 2022

Onconova Therapeutics, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36020	22-3627252
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12 Penns Trail Newtown, PA 18940
(267) 759-3680

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	ONTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 18, 2022, Onconova Therapeutics, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). As previously disclosed in the Form 8-K filed on July 21, 2022, the Company had adjourned its Annual Meeting due to a lack of quorum. A total of 10,468,385 shares were represented at the Annual Meeting, which represented a quorum. At the Annual Meeting, the stockholders of the Company voted on the below proposals. The voting results on these proposals were as follows:

Proposal 1. To elect six directors, each to hold office until the 2023 Annual Meeting of Stockholders and until his or her successor is elected and qualified. Each nominee for director was elected by a vote of the stockholders as follows:

Nominee	For	Withheld	Broker Non-Votes
Steven M. Fruchtman, M.D.	5,681,181	1,232,985	3,554,219
Jerome E. Groopman, M.D.	5,470,990	1,443,176	3,554,219
James J. Marino	5,681,775	1,232,391	3,554,219
Viren Mehta	5,432,642	1,481,524	3,554,219
M. Teresa Shoemaker	5,708,920	1,205,246	3,554,219
Jack E. Stover	5,677,157	1,237,009	3,554,219

Proposal 2 To consider and vote upon the Amendment and Restatement of the 2021 Incentive Compensation Plan. The proposal was approved by a vote of the stockholders as follows:

For	Against	Abstain	Broker Non-Votes
4,824,565	2,017,137	72,464	3,554,219

Proposal 3. To approve, on an advisory basis, the compensation of our named executive officers. The proposal was approved by a vote of the stockholders as follows:

For	Against	Abstain	Broker Non-Votes
4,976,923	1,531,655	405,588	3,554,219

Proposal 4. To consider and vote upon the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. The proposal was approved by a vote of the stockholders as follows:

For	Against	Abstain	Broker Non-Votes
9,266,019	1,089,945	112,421	-

With regard to Proposal 3, the Company’s Compensation Committee of the Board of Directors takes note of the results of the advisory “say-on-pay” proposal and expects to consider these results and feedback received from the Company’s ongoing stockholder engagement program, among the factors considered in connection with continuing to discharge its responsibilities in setting the compensation of the Company’s named executive officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 18, 2022	Onconova Therapeutics, Inc.

	By:	/s/ MARK GUERIN
Name: Mark Guerin
Title: Chief Operating Officer & Chief Financial Officer